CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Exhibit 10.1

April 27, 2022

Albert C. Lin

Business Development Director

EirGenix, Inc.

No. 101, Lane 169

Kangning Street, Xizhi District

New Taipei City 22180, Taiwan

RE: Clarification regarding certain pricing terms in the Amended and Restated Supply Agreement between Bolt Biotherapeutics, Inc. and EirGenix, Inc. dated January 25, 2022

Dear Albert,

The purpose of this letter is to document the parties' agreement regarding pricing of Antibody at the [***] under Section5.1 of the above referenced agreement. Capitalized terms used herein and not otherwise defined in this letter shall have the meaning assigned to such term in the agreement.

The parties agree that if Bolt orders a batch of Antibody [***], then the Supply Price for such Antibody would be [***] per gram. This price would apply in the case where the batches [***].

Please acknowledge EirGenix's agreement with the foregoing by signing below and returning a countersigned version of this letter to me.

Sincerely,

Grant Yonehiro

Chief Business Officer

Bolt Biotherapeutics, Inc.

The undersigned acknowledges and agrees with and to the terms of this letter.

On behalf of EirGenix, Inc.

By: /s/ Lee-Cheng Liu

Names: Lee-Cheng Liu

Title: President & CEO

Date: 2022/05/06

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